UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2008

POINT BLANK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2102 SW 2nd Street, Pompano Beach, Florida	33069
(Address of principal executive office)	(Zip Code)

(954) 630-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 8, 2008, Point Blank Solutions, Inc. (the “Company”) issued a press release announcing the commencement of a process to explore strategic alternatives, including a possible sale of the Company. The Company additionally announced in the press release that the Company’s 2008 Annual Meeting of Stockholders, originally scheduled for April 22, 2008, has been postponed until August 19, 2008. The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Point Blank Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

By:	/s/ JOHN C. SIEMER
Name:	JOHN C. SIEMER
Title:	Chief Operating Officer and Chief of Staff

Dated: April 8, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Point Blank Solutions, Inc.